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                                                                   EXHIBIT 10.14





                              SECOND AMENDMENT TO
                                CREDIT AGREEMENT





                                    between





                          SOUTHERN MINERAL CORPORATION





                                      and





                                  COMPASS BANK





                                Effective as of
                               December 17, 1996
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                      SECOND AMENDMENT TO CREDIT AGREEMENT


              THIS SECOND AMENDMENT TO CREDIT AGREEMENT (this "Amendment") is made and entered into effective as of the 17th day of December, 1996, by and among SOUTHERN MINERAL CORPORATION, a Nevada corporation (the "Borrower"), SMC PRODUCTION CO., a Texas corporation, and SPRUCE HILLS PRODUCTION COMPANY, INC., a Delaware corporation (collectively, the "Co-Borrowers") and COMPASS BANK, a Texas state chartered banking institution, successor by merger to Compass Bank-Houston ("Lender").

                              W I T N E S S E T H:

              WHEREAS, the Borrower, the Co-Borrowers and Lender did execute and exchange counterparts of that certain Credit Agreement dated December 20, 1995, executed in connection with a revolving loan extended to the Borrowers by Lender as amended by First Amendment effective as of June 1, 1996 (the "Credit Agreement");

              WHEREAS, the parties hereto desire to amend the Credit Agreement as hereinafter set forth;

              NOW, THEREFORE, in consideration of the mutual covenants and agreements contained in the Credit Agreement and this Amendment, the parties hereto agree as follows:


                                   ARTICLE I

                         DEFINITIONS AND INTERPRETATION

           1.1 Terms Defined Above. As used herein, each of the terms "Amendment," "Borrowers," "Co-Borrowers," "Lender," and "Credit Agreement" shall have the meaning assigned to such term hereinabove.

           1.2 Terms Defined in Credit Agreement. As used herein, each term defined in the Credit Agreement shall have the meaning assigned thereto in the Credit Agreement, unless expressly provided herein to the contrary.

           1.3 References. References in this Amendment to Article or Section numbers shall be to Articles and Sections of this Amendment, unless expressly stated to the contrary. References in this Amendment to "hereby," "herein," "hereinafter," "hereinabove," "hereinbelow," "hereof," and "hereunder" shall be to this Amendment in its entirety and not only to the particular Article or Section in which such reference appears.

           1.4 Articles and Sections. This Amendment, for convenience only, has been divided into Articles and Sections and it is understood that the rights, powers, privileges, duties,
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and other legal relations of the parties hereto shall be determined from this
Amendment as an entirety and without regard to such division into Articles and Sections and without regard to headings prefixed to such Articles and Sections.

           1.5 Number and Gender. Whenever the context requires, reference herein made to the single number shall be understood to include the plural and likewise the plural shall be understood to include the singular. Words denoting sex shall be construed to include the masculine, feminine, and neuter, when such construction is appropriate, and specific enumeration shall not exclude the general, but shall be construed as cumulative. Definitions of terms defined in the singular and plural shall be equally applicable to the plural or singular, as the case may be.


                                   ARTICLE II

                         AMENDMENTS TO Credit AGREEMENT

              The Credit Agreement is hereby amended as follows:

           2.1 Amendment of Section 1.2. The following definitions are hereby amended to read as follows:

              "'Applicable Margin' shall mean as to each LIBO Rate Loan, two and one-quarter percent (2 1/4%)."

              The definition of Term Loan is hereby deleted because such loan has been terminated.

           2.2 Amendment of Section 2.7. Section 2.7(a) of the Credit Agreement is hereby amended to read as follows:

                     "2.7  Borrowing Base Determinations.  (a) The Borrowing
              Base as of December 1, 1996, is acknowledged by the Borrower, the Co-Borrowers and the Lender to be $18,000,000. Commencing on January 1, 1997, and continuing thereafter on the first day of each calendar month until the earlier of the date such amount is redetermined or the Commitment Termination Date, the amount of the Borrowing Base shall be reduced by $300,000.

           2.3 Deletion of Section 5.4. Section 5.4 of the Credit Agreement is hereby deleted.
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                                  ARTICLE III

                                   CONDITIONS

              The obligation of the Lender to amend the Credit Agreement as provided herein is subject to the fulfillment of the following conditions precedent:

           3.1 Receipt of Documents and Other Items. The Lender shall have received, reviewed, and approved the following documents and other items, appropriately executed when necessary and in form and substance satisfactory to the Lender:

              (a) multiple counterparts of this Amendment executed by the Borrowers, as requested by the Lender;

              (b) payment of the legal fees and expenses of counsel to the Lender in connection with this Amendment and the transactions contemplated hereby; and

              (d) such other agreements, documents, items, instruments, opinions, certificates, waivers, consents, and evidence as the Lender may reasonably request.

           3.2 Accuracy of Representations and Warranties. The representations and warranties contained in Article IV of the Credit Agreement and in any other Loan Document shall be true and correct, except as affected by the transactions contemplated in the Credit Agreement and this Amendment.

           3.3 Matters Satisfactory to Lender. All matters incident to the consummation of the transactions contemplated hereby shall be satisfactory to the Lender.


                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES

              The Borrower and each of the Co-Borrowers hereby expressly re-makes, in favor of the Lender, all of the representations and warranties set forth in Article IV of the Credit Agreement and set forth in any other Loan Document to which it is a party, and represents and warrants that all such representations and warranties remain true and unbreached, except as affected by the transactions contemplated in the Credit Agreement and this Amendment.
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                                   ARTICLE V

                                  RATIFICATION

              Each of the parties hereto does hereby adopt, ratify, and confirm the Credit Agreement and the other Loan Documents to which it is a party, in all things in accordance with the terms and provisions thereof, as amended by this Amendment and the documents executed in connection herewith.


                                   ARTICLE VI

                                 MISCELLANEOUS

           6.1 Scope of Amendment. The scope of this Amendment is expressly limited to the matters addressed herein and this Amendment shall not operate as a waiver of any past, present, or future breach, Default, or Event of Default under the Credit Agreement, except to the extent, if any, that any such breach, Default, or Event of Default is remedied by the effect of this Amendment.

           6.2 Credit Agreement as Amended. All references to the Credit Agreement in any document heretofore or hereafter executed in connection with the transactions contemplated in the Credit Agreement shall be deemed to refer to the Credit Agreement as amended by this Amendment.

           6.3 Parties in Interest. All provisions of this Amendment shall be binding upon and shall inure to the benefit of the Borrower, the Co-Borrowers, the Lender, and their respective successors and permitted assigns.

           6.4 Rights of Third Parties. All provisions herein are imposed solely and exclusively for the benefit of the parties hereto and their
respective successors and permitted assigns.   No other Person shall have
standing to require satisfaction of such provisions in accordance with their terms and any or all of such provisions may be freely waived in whole or in part by the Lender at any time if in its sole discretion it deems it advisable to do so.

           6.5 Entire Agreement. THIS AMENDMENT CONSTITUTES THE ENTIRE AGREEMENT AMONG THE PARTIES HERETO WITH RESPECT TO THE SUBJECT HEREOF AND SUPERSEDES ANY PRIOR AGREEMENT, WHETHER WRITTEN OR ORAL, AMONG SUCH PARTIES
REGARDING THE SUBJECT HEREOF.   FURTHERMORE IN THIS REGARD, THIS AMENDMENT, THE
CREDIT AGREEMENT, AND THE OTHER WRITTEN LOAN DOCUMENTS REPRESENT, COLLECTIVELY, THE FINAL AGREEMENT AMONG THE PARTIES THERETO AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF SUCH PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG SUCH PARTIES.
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           6.6       Governing Law.  THIS AMENDMENT AND ALL ISSUES ARISING IN
CONNECTION HEREWITH AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF TEXAS WITHOUT GIVING EFFECT TO PRINCIPLES THEREOF RELATING TO CONFLICTS OF LAW.

           6.7 Jurisdiction and Venue. ALL ACTIONS OR PROCEEDINGS WITH RESPECT TO, ARISING DIRECTLY OR INDIRECTLY IN CONNECTION WITH, OUT OF, RELATED TO OR FROM THIS AMENDMENT, THE CREDIT AGREEMENT, OR ANY OTHER LOAN DOCUMENT MAY BE LITIGATED, AT THE SOLE DISCRETION AND ELECTION OF THE LENDER, IN COURTS HAVING SITUS IN HOUSTON, HARRIS COUNTY, TEXAS. EACH OF THE BORROWERS HEREBY SUBMITS TO THE JURISDICTION OF ANY LOCAL, STATE, OR FEDERAL COURT LOCATED IN HOUSTON, HARRIS COUNTY, TEXAS, AND HEREBY WAIVES ANY RIGHTS IT MAY HAVE TO TRANSFER OR CHANGE THE JURISDICTION OR VENUE OF ANY LITIGATION BROUGHT AGAINST IT BY THE LENDER IN ACCORDANCE WITH THIS SECTION.

           6.8 Waiver of Rights to Jury Trial. THE BORROWER, EACH OF THE CO-BORROWERS AND THE LENDER HEREBY KNOWINGLY, VOLUNTARILY, INTENTIONALLY, IRREVOCABLY, AND UNCONDITIONALLY WAIVES ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION, SUIT, PROCEEDING, COUNTERCLAIM, OR OTHER LITIGATION THAT RELATES TO OR ARISES OUT OF THIS AMENDMENT, THE CREDIT AGREEMENT, OR ANY OTHER LOAN DOCUMENT OR THE ACTS OR OMISSIONS OF THE LENDER IN THE ENFORCEMENT OF ANY OF THE TERMS OR PROVISIONS OF THIS AMENDMENT, THE CREDIT AGREEMENT, OR ANY OTHER LOAN DOCUMENT OR OTHERWISE WITH RESPECT THERETO. THE PROVISIONS OF THIS SECTION ARE A MATERIAL INDUCEMENT FOR THE LENDER ENTERING INTO THIS AMENDMENT.


              IN WITNESS WHEREOF, this Amendment is executed effective as of the date first hereinabove written.



                                      SOUTHERN MINERAL CORPORATION
                                      SMC PRODUCTION CO.
                                      SPRUCE HILLS PRODUCTION COMPANY,
                                       INC.


                                      By:
                                         ---------------------------------------
                                         Steven H. Mikel
                                         President and CEO
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                                      COMPASS BANK



                                      By:
                                         ---------------------------------------
                                         Dorothy Marchand Wilson
                                         Vice President